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                                                               Exhibit 10.05(b)


                      FIRST AMENDMENT TO THE IMPLEMENTATION PARTNERS AGREEMENT
                                           BETWEEN
                             THE HUNTER GROUP AND PEOPLESOFT, INC.



This amendment ("Amendment") to the Implementation Partners Agreement dated October 1, 1993 ("Agreement") is entered into by the parties as of the Amendment Effective Date.


The parties agree as follows:

1.     DEFINITIONS
       -----------
Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meaning as those used in the Agreement.

"First Amendment Effective date" means Oct 1, 1994.

2.     ADDITIONAL SINGLE-USER SOFTWARE
       -------------------------------

In consideration for Implementor's consulting services to PeopleSoft in the testing of the PeopleSoft HRMS Release 4.0 testing, PeopleSoft grants Implementor the following software licenses as follows:

       Single-User Software         Number of copies         License Fees
       --------------------         ----------------         ------------

       HRMS                                 1                     *
                                    ----------------         ------------
       Financials
                                    ----------------         ------------

                                              TOTAL:              *
                                                             ------------

3.     PRODUCT MAINTENANCE FEES
       ------------------------

After the initial year of the Agreement, Implementor shall pay PeopleSoft a technical support and maintenance fee for the software licensed under this amendment as specified in Exhibit A of the Agreement.

4.     PRECEDENCE
       ----------

In the event of conflict, this Amendment shall take precedence over the Agreement. The Agreement and this Amendment are the entire agreement concerning the subject matter hereof between the parties and all amendments to this Amendment must be in writing and signed by the parties' authorized signatories.


THE HUNTER GROUP                       PEOPLESOFT, INC.



/s/ Mary T. Weaver                    /s/ Robert D. Finnell
------------------------------------  -----------------------------------
Authorized Signature                  Authorized Signature



Mary T. Weaver                        Robert D. Finnell Corp. Counsel
Senior Vice President
------------------------------------  -----------------------------------
Printed Name and Title                Printed Name and Title

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.